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                                                                    EXHIBIT 10.8


                    INFORMATION MANAGEMENT ASSOCIATES, INC.

                         EMPLOYEE STOCK PURCHASE PLAN


          1.  Purpose.  The purpose of the Plan is to provide Employees of the
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Company and its Designated Subsidiaries with an opportunity to purchase the
Company's Common Stock through accumulated payroll deductions and thereby increase their interest in the growth and success of the Company and encourage them to remain with the Company and its Designated Subsidiaries. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code and the provisions of the Plan shall be construed in a manner consistent with the requirements of said
Section 423.

          2.  Definitions.
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              a.  "Board" shall mean the Board of Directors of the Company.

              b. "Change in Capitalization" shall mean any increase, reduction or change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

              c. "Code" shall mean the Internal Revenue Code of 1986, as amended.

              d. "Committee" shall mean a committee of members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein.

              e. "Common Stock" shall mean shares of the Company's common stock, no par value per share.

              f. "Company" shall mean Information Management Associates, Inc., a Connecticut corporation.

              g. "Compensation" shall mean the fixed salary or wage paid by the Company to an Employee as reported by the Company to the United States government for federal income tax purposes, including an Employee's portion of salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable pursuant to Section 125 of the Code, but excluding any bonus, fee, overtime pay, severance pay, expenses or other special emolument or any credit or benefit under any employee plan maintained by the Company or any of its subsidiaries.
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          h.  "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company (including, but not limited to, military or sick leave).

          i. "Designated Subsidiaries" shall mean the Subsidiary Corporations which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          j. "Employee" shall mean any person, including an officer, who is regularly employed by the Company or one of its Designated Subsidiaries.

          k.  "Exchange Act" shall mean the Securities
Exchange Act of 1934, as amended.

          l. "Exercise Date" shall mean the last business day of each Offering Period for which payroll deductions are made under the Plan.

          m. "Fair Market Value" per share of Common Stock as of a particular date shall mean (i) the closing sales price per share of Common Stock, on the national securities exchange on which the Common Stock is principally traded or on NASDAQ if the Common Stock is listed thereon, on such date or, if no shares were traded on such date, on the last preceding date on which there was a sale of such Common Stock on such exchange or on NASDAQ, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board, in its sole discretion, shall determine to be the then-current fair market value of one share of Common Stock.

          n. "Offering Date" shall mean January 1 of each Plan Year.

          o. "Offering Period" shall mean each Plan Year while the Plan is in effect, commencing on each Offering Date, provided that the Board shall have the
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power to change the duration of Offering Periods.

          p. "Parent Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of an option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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          q.  "Participant" shall mean an Employee who participates in the Plan.

          r. "Plan" shall mean the Information Management Associates, Inc. Employee Stock Purchase Plan, as amended from time to time.

          s.  "Plan Year" shall mean the calendar year.

          t. "Subsidiary Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of an option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.  Eligibility.
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          a.  Subject to the requirements of Section 4.b hereof, any person who
(i) is an Employee as of an Offering Date, (ii) is regularly scheduled to work at least twenty (20) hours per week and at least five (5) months per calendar year and (iii) as of the Offering Date has maintained Continuous Status as an Employee for at least one (1) year, shall be eligible to participate in the Plan and to be granted an option for the Offering Period commencing on such Offering Date (each, an "Eligible Employee").

          b. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary Corporation or Parent Corporation of the Company, or (ii) which permits such Employee's right to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary Corporation or Parent Corporation of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such option is granted) for any calendar year in which such option is outstanding at any time.

     4.  Grant of Option; Participation.
         ------------------------------

          a. On each Offering Date the Company shall commence an offer by granting each Eligible Employee an option to purchase shares of Common Stock, subject to the limitations set forth in Sections 3.b and 10 hereof.

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          b.  Each Eligible Employee may elect to become a Participant in the
Plan with respect to an Offering Period, solely by filing an agreement with the Company authorizing payroll deductions (as set forth in Section 5 hereof). Any such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

          c. The option price per share of Common Stock subject to an offering shall be an amount equal to the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date.

          d. Under no circumstances shall any option granted under the Plan shall be exercisable more than five (5) years after its grant date.

     5.   Payroll Deductions.
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          a.  A Participant may, in accordance with rules adopted by the Board, authorize a payroll deduction of any whole percentage from two percent (2%) to ten percent (10%) of such Participant's Compensation for each pay period. A Participant may decrease such payroll deduction (including a cessation of payroll deductions) at any time and as often as desired by filing a new authorization form with the Board. A Participant may increase such payroll deduction at any time upon sixty (60) days prior notice but not within six (6) months after any increase or decrease in such payroll deduction, by filing a new authorization form with the Board.

          b. All payroll deductions made by a Participant shall be credited to a recordkeeping account under the Plan maintained for such Participant. A Participant may not make any additional payments into such account.

     6.   Exercise of Option.
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          a.  Unless a Participant withdraws from the Plan as provided in
Section 8 hereof, such Participant's election to purchase shares of Common Stock will be exercised automatically on the Exercise Date and the maximum number of full shares of Common Stock subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions and cash dividends (credited pursuant to Section 9 hereof) in such Participant's account. During a Participant's lifetime, a Participant's option to purchase shares hereunder shall be exercisable solely by such Participant.

          b. Any cash balance remaining in a Participant's account after the termination of an Offering Period will be carried forward to the Participant's account for the purchase of Common Stock during the next Offering Period if the Participant

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has not elected to terminate participation in the Plan; otherwise the
Participant will receive a cash payment equal to the balance of his or her account.

          c. The shares of Common Stock purchased upon exercise of an option hereunder shall be credited to the Participant's account under the Plan and shall be deemed to be transferred to the Participant on the Exercise Date and, except as otherwise provided herein, the Participant shall have all rights of a shareholder with respect to such shares.

     7.   Delivery of Common Stock.
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          a.  As promptly as practicable after receipt by the Board of a written request for withdrawal of Common Stock from any Participant, the Company shall arrange the delivery to such Participant of a stock certificate representing the shares of Common Stock which the Participant requests to withdraw. Subject to
Section 7.b hereof, withdrawals (i) may be made no more frequently than once each Plan Year and (ii) cannot occur prior to two (2) years from the Exercise Date on which such shares of Common Stock were purchased. Shares of Common
Stock received pursuant to stock dividends or stock splits shall be treated as having been purchased on the Exercise Date of the shares to which they relate.

          b. Notwithstanding anything in Section 7.a hereof to the contrary, shares of Common Stock may be withdrawn by a Participant more than once during a Plan Year and prior to the second anniversary of the Exercise Date on which such shares were purchased upon the approval of the Board, in its sole discretion. Shares of Common Stock purchased pursuant to reinvestment of cash dividends shall not be subject to the restriction set forth in Section 7.a.(ii) hereof.

     8.   Withdrawal; Termination of Employment.
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          a.  A Participant may withdraw all, but not less than all, of the payroll deductions and cash dividends credited to such Participant's account (that have not been used to purchase shares of Common Stock) under the Plan at any time by giving written notice to the Company received thereby prior to the Exercise Date. All such payroll deductions and cash dividends credited to such Participant's account shall be paid to such Participant promptly after receipt of such Participant's notice of withdrawal and such Participant's option for the Offering Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the purchase of shares of Common Stock shall be made for such Participant during such Offering Period and any additional cash dividends during the Offering Period shall be distributed to the Participant.

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          b.  Upon termination of a Participant's Continuous Status as an
Employee during the Offering Period for any reason, including voluntary termination, retirement or death, the payroll deductions and cash dividends credited to such Participant's account (that have not been used to purchase shares of Common Stock) shall be returned (and any future cash dividends shall be distributed) to such Participant or, in the case of such Participant's death, to the person or persons entitled thereto under Section 12 hereof, and such Participant's option shall be automatically terminated.

          c. A Participant's withdrawal from an offering will not have any effect upon such Participant's eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

     9.   Dividends and Interest.
          ----------------------

          a. Cash dividends paid on Common Stock held in a Participant's account shall be credited to such Participant's account and used in addition to payroll deductions to purchase shares of Common Stock on the Exercise Date. Dividends paid in Common Stock or stock splits of the Common Stock shall be credited to the accounts of Participants. Dividends paid in property other than cash or Common Stock shall be distributed to Participants as soon as practicable.

          b. No interest shall accrue on or be payable with respect to the payroll deductions or credited cash dividends of a Participant in the Plan.

     10.  Stock.
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          a. The maximum number of shares of Common Stock which shall be reserved for sale under the Plan shall be 200,000, subject to adjustment upon Changes in Capitalization of the Company as provided in Section 16 hereof. If the total number of shares of Common Stock which would otherwise be subject to options granted pursuant to Section 4.a hereof on an Offering Date exceeds the number of such shares then available under the Plan (after deduction of all such shares for which options have been exercised or are then outstanding), the Board shall make a pro rata allocation of the shares of Common Stock remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Board shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

          b. Shares of Common Stock to be delivered to a Participant under the Plan shall be registered in the name of the Participant or, at the election of the Participant, in the name

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of the Participant and another person as joint tenants with rights of survivorship.

         11.  Administration of the Plan.  The Plan shall be administered by the
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Board.  Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the terms and provisions of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to the Plan shall be determined unilaterally by and at the sole discretion of the Board. Any determination, decision or action of the Board in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and all person(s) claiming under or through any Participants. In addition, the Board shall have the authority to delegate any of its duties and responsibilities under the Plan to the Committee as it shall determine.

         12.  Designation of Beneficiary.
              --------------------------

              a. A Participant may file, on forms supplied by and delivered to the Company, a written designation of a beneficiary who is to receive any shares of Common Stock and cash remaining in such Participant's account under the Plan in the event of the Participant's death.

              b. Any such beneficiary designation may be changed by the Participant at any time by written notice filed with the Company on a form provided for such purpose by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         13.  Transferability.  Neither payroll deductions credited to a
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Participant's account nor any rights with regard to the exercise of an option or any rights to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 12 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 8 hereof.


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         14.  Use of Funds.  All payroll deductions received or held by the
              ------------
Company under the Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

         15.  Reports.  Individual accounts shall be maintained for each
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Participant in the Plan.  Statements of account will be given to participating
Employees as soon as practicable following each Offering Period, which statements shall set forth the amounts of payroll deductions, the per share purchase price, the number of shares of Common Stock purchased, the aggregate number of such shares in the Participant's account and the remaining cash balance, if any.

         16.  Effect of Certain Changes.  In the event of a Change in
              -------------------------
Capitalization or the distribution of an extraordinary dividend on shares of Common Stock, the Board shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including, without limitation, adjustments to the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised.

         17.  Amendment or Termination.  The Board may at any time terminate or
              ------------------------
amend the Plan. Except as provided in Section 16 hereof, no such termination shall adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of such Participant. No amendment shall be effective unless approved by the Board of Directors or the shareholders of the Company if shareholder or Board approval of such amendment is required to comply with Rule 16b-3 under the Exchange Act or to comply with any other law, regulation or stock exchange rule.

         18.  Notices.  All notices or other communications by a Participant to
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the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         19.  Regulations and Other Approvals; Governing Law.
              ----------------------------------------------

              a. The Plan and the rights of all persons claiming entitlement to a benefit hereunder shall be construed and determined in accordance with the laws of the State of Connecticut without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

              b. The obligation of the Company to sell or deliver shares of Common Stock with respect to options granted


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

under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

              c. The Plan is intended to comply with Rule 16b-3 under the Exchange Act and the Board shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

         20.  Withholding of Taxes.  If the Participant makes a disposition,
              --------------------
within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to such Participant pursuant to such Participant's exercise of an option, and such disposition occurs within the two (2) year period commencing on the day after the Offering Date or within the one (1) year period commencing on the day after the Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

         21.  Effective Date.  The Plan shall be effective as of the date
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determined by the Company subject to the approval of the Plan by the shareholders of the Company within twelve (12) months before or after the date on which the Plan is adopted.

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

                    INFORMATION MANAGEMENT ASSOCIATES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

                  Offering Period Commencing __________, 19__


Print Name of Employee: __________________________________

Social Security Number: _______________________________

    1. I elect to participate in the Information Management Associates, Inc. Employee Stock Purchase Plan (the "Plan") for this Offering Period (as defined in the Plan) and to subscribe to purchase shares of the Common Stock of Information Management Associates, Inc. (the "Company"), no par value per share, in accordance with this Subscription Agreement and the Plan.

    2. I authorize payroll deductions from each paycheck during the Offering Period, in an amount equal to ____% of my Compensation (as defined in the Plan). I understand that my payroll deductions must be a whole percentage that cannot be less than 2% nor more than 10% of my compensation. I further understand that my payroll deduction authorization will continue in effect for future Offering Periods until it is modified or terminated by me.

    3. I understand that my payroll deductions will be accumulated for the purchase of shares of the Company's Common Stock, at the price determined in accordance with the terms of the Plan. I further understand that, except as otherwise set forth in the Plan, such shares will be purchased for me automatically on the Exercise Date (as defined in the Plan) unless I withdraw from the Plan by giving written notice to the Company prior to the Exercise Date.

    4. I have received a copy of the Plan and a description of the Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

    5. Shares purchased for me under the Plan should be issued in the name(s) of:

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    6.  If I dispose of any shares of the Company's Common Stock received by me pursuant to the Plan within 2 years after the Offering Date (as defined in the Plan) or 1 year after the Exercise Date with respect to such shares, I hereby agree to notify the Company in writing within 10 days after the date of any such disposition.

    7. I agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

                             Signature:
                                        -----------------------
                             Date:
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